SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR
15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  November 16, 2004

NES RENTALS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware

1280191

20-0664255

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8770 W. Bryn Mawr

60631

4th Floor	(Zip Code)
Chicago, IL

Registrant’s telephone number, including area code:  (773) 695-3999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Other Events

On November 16, 2004, NES Rentals Holdings Inc. released its results of operations for the third quarter of 2004.  This Form 8-K is provided under Section 2 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.  A copy of the company’s press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Exhibits:

99.1         Press release dated as of November 16, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NES RENTALS HOLDING INC.

Dated: November 17, 2004	By:	/s/ Michael D. Milligan
Michael D. Milligan
Senior Vice President
and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated as of November 16, 2004